UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015 (May 28, 2015)

HealthStream, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2015, HealthStream, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The final voting results of the proposals which were described in more detail in the proxy statement filed with the Securities and Exchange Commission on April 15, 2015, are set forth below.

(1)	Election of three directors in Class III for a term of three years and until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON VOTES
Robert A. Frist, Jr.	23,039,410	183,906	4,345,508
Frank Gordon	23,111,208	112,108	4,345,508
C. Martin Harris, M.D.	22,759,489	463,827	4,345,508

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
27,448,929	117,932	1,963	0

(3)	Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2015 proxy statement (“say-on-pay”):

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
22,840,607	377,034	5,675	4,345,508

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 2, 2015	HEALTHSTREAM, INC.

	By:	/s/ Gerard M. Hayden, Jr.
Chief Financial Officer